Regulatory Matters	12 Months Ended
Dec. 31, 2011
Regulatory Matters [Abstract]
REGULATORY MATTERS

23.    REGULATORY MATTERS

NSPI

NSPI is a public utility as defined in the Public Utilities Act of Nova Scotia (the “Act”) and is subject to regulation under the Act by the UARB. The Act gives the UARB supervisory powers over NSPI’s operations and expenditures. Electricity rates for NSPI’s customers are also subject to UARB approval. NSPI is not subject to a general annual rate review process, but rather participates in hearings held from time to time at NSPI’s or the UARB’s request.

NSPI is regulated under a cost-of-service model, with rates set to recover prudently incurred costs of providing electricity service to customers, and provide an appropriate return to investors. NSPI’s target regulated return on equity (“ROE”) range for 2011 was 9.1 percent to 9.6 percent based on an actual, average regulated common equity component of up to 40 percent of regulated capitalization. NSPI has a FAM, which enables NSPI to seek recovery of fuel costs through regularly scheduled rate adjustments. Differences between actual fuel costs and amounts recovered from customers through electricity rates in a year are deferred to a FAM regulatory asset or liability and recovered from or returned to customers in a subsequent year. The FAM has an incentive component, whereby NSPI retains or absorbs 10 percent of the over or under recovered amount to a maximum of $5 million.

In May, 2011, NSPI filed a General Rate Application (“GRA”) with the UARB requesting an average 7.3 percent rate increase across all customer classes effective January 1, 2012. In November, 2011, the UARB approved a settlement agreement between NSPI and customer representatives which resulted in an average rate increase of 5.1 percent for all customers, effective January 1, 2012. Rates were approved based on a 9.2 percent ROE, applied to a 37.5 percent common equity component with a target earnings range of 9.1 percent to 9.5 percent on maximum actual equity of 40 percent.

Maine Utilities

Both Bangor Hydro and MPS’ core businesses are the transmission and distribution of electricity, with distribution operations and stranded cost recoveries regulated by the Maine Public Utilities Commission (“MPUC”). Each Company’s transmission operations are regulated by the Federal Energy Regulatory Commission (“FERC”). The rates for these three elements are established in distinct regulatory proceedings.

Distribution Operations

Maine Utilities’ distribution businesses operate under a traditional cost-of-service regulatory structure. Distribution rates are set based on an allowed ROE of 10.2 percent, on a common equity component of 50 percent.

Transmission Operations

Bangor Hydro

Bangor Hydro’s local transmission rates are set by the FERC annually on June 1, based upon a formula utilizing prior year actual transmission investments and expenses, adjusted for current year forecasted transmission investments and expenses. The allowed ROE for these local transmission investments is 11.14 percent. The common equity component is based upon the prior calendar year actual average balances. On June 1, 2011, Bangor Hydro’s local transmission rates decreased by approximately 10 percent (2010 – increased 37 percent).

Bangor Hydro’s bulk transmission assets are managed by the ISO-New England (“ISO”) as part of a region-wide pool of assets. The ISO manages the regions’ bulk power generation and transmission systems and administers the open access transmission tariff. Currently, Bangor Hydro, along with all other participating transmission providers, recovers the full cost of service for its transmission assets from distribution companies in New England, based on a regional formula that is updated on June 1 of each year. This formula is based on prior year regionally funded transmission investments and expenses, adjusted for current year forecasted investments and expenses. Bangor Hydro’s allowed ROE for these transmission investments ranges from 11.64 percent to 12.64 percent, and the common equity component is based upon the prior calendar year average balances. The cost recovery is recorded as transmission pool revenue in the Consolidated Statements of Income. The participating transmission providers are also required to contribute to the cost of service of such transmission assets on a ratable basis according to the proportion of the total New England load that their customers represent. These transmission pool expenses are recorded in “Regulated fuel for generation and purchased power” in the Consolidated Statements of Income.

On June 1, 2010, Bangor Hydro’s regional transmission revenue requirement increased by 22 percent, and on June 1, 2011, it increased by a further 9 percent.

MPS

MPS local transmission rates are set annually based on a formula through its Open Access Transmission Tariff (“OATT”). Rates derived from the previous calendar year results go into effect June 1 for wholesale customers and July 1 for retail customers. The allowed ROE for transmission operations is 10.5 percent, and is based on the actual prior calendar year common equity balances. The allowed ROE is determined by negotiation with customers in the formula change years of the OATT, which occur every three years. The last OATT formula change year was 2009. On June 1, 2011, MPS’ local transmission rates increased by 3 percent for wholesale customers (2010 – increased 63 percent) and by 4 percent for retail customers (2010 – increased by 64 percent) on July 1, 2011.

MPS’ electric service territory is not interconnected to the New England bulk power system, and MPS is not a member of the ISO.

Stranded Cost Recoveries

Electric utilities in Maine are entitled to recover all prudently incurred stranded costs resulting from the restructuring of the industry in 2000 that could not be mitigated or that arose as a result of rate and accounting orders issued by the MPUC. Unlike T&D operational assets, which are generally sustained with new investment, the net stranded cost regulatory asset pool diminishes over time as elements are amortized through charges to income and recovered through rates. Generally, regulatory rates to recover stranded costs are set every three years, on a levelized basis, and determined under a traditional cost-of-service approach.

Bangor Hydro

Bangor Hydro’s net regulatory assets primarily include the costs associated with the restructuring of an above-market power purchase contract and the unamortized portion on its loss on the sale of its investment in the Seabrook nuclear facility. These net regulatory assets total approximately $65.3 million as at December 31, 2011 (2010 – $74.9 million) or 8 percent of Bangor Hydro’s net asset base (2010 – 10 percent).

In May 2011, the MPUC approved an approximate 27 percent increase in Bangor Hydro’s stranded cost rates for the period of June 1, 2011 to February 28, 2014. The increased stranded cost revenues are offset, for the most part, by changes in regulatory amortizations, purchased power expense and resale of purchased power. The allowed ROE used in setting these new stranded cost rates is 7.4 percent, with a common equity component of 48 percent.

While the stranded cost revenue requirements differ throughout the period due to changes in annual stranded costs, the actual annual stranded cost revenues are the same during the period. To levelize the impact of the varying revenue requirements, cost or revenue deferrals are recorded as a regulatory asset or liability, and addressed in subsequent stranded cost rate proceedings, where customer rates are adjusted accordingly.

MPS

In December 2011, the MPUC approved MPS’ stranded cost rates for the three-year period January 1, 2012 through December 31, 2014. This revised three-year agreement, which amortizes essentially all of MPS’ remaining stranded costs, has an ROE of 7.2 percent and a common equity component of 50 percent. Any residual stranded costs remaining after December 31, 2014 will be recovered in future rate proceedings.

The Barbados Light & Power Company Limited

BLPC is a vertically integrated utility and sole provider of electricity on the island of Barbados.

BLPC is subject to regulation under the Utilities Regulation (Procedural) Rules 2003 (“Rules”) by Fair Trading Commission, Barbados, an independent regulator. The Rules give the Fair Trading Commission, Barbados utility regulation functions which include establishing principles for arriving at rates to be charged, monitoring the rates charged to ensure compliance, and setting the maximum rates for regulated utility services. The government of Barbados has granted BLPC a franchise to produce, transmit and distribute electricity on the island until 2028.

BLPC is regulated under a cost-of-service model, with rates set to recover prudently incurred costs of providing electricity service to customers, and providing an appropriate return to investors. BLPC’s approved regulated return on assets for 2011 is 10 percent.

BLPC’s first rate adjustment since 1983 was approved in January 2010 and was effective March 1, 2010.

All BLPC fuel costs are passed to customers through the fuel surcharge. Fair Trading Commission, Barbados has approved the calculation of the fuel surcharge, which is adjusted on a monthly basis. BLPC has the ability to carryover an under-recovery to later months to smooth the fuel surcharge for customers.

Grand Bahama Power Company Limited

GBPC is a vertically-integrated utility and sole provider of electricity on Grand Bahama Island. The Grand Bahama Port Authority (“GBPA”) regulates the utility and has granted GBPC a licensed, regulated and exclusive franchise to produce, transmit, and distribute electricity on the island until 2054. There is a fuel pass through mechanism and flexible tariff adjustment policy to ensure that costs are recovered and a reasonable return earned.

The base tariff for GBPC includes a component to recover the cost of $20 USD per barrel of oil consumed by GBPC for generation of electricity. The amount by which actual fuel costs exceed $20 USD dollars per barrel is recovered or rebated through the fuel surcharge, which is adjusted on a monthly basis. The methodology for calculating the amount of the fuel surcharge has been approved by GBPA.

Brunswick Pipeline

Brunswick Pipeline is a 145-kilometre pipeline delivering natural gas from the Canaport™ re-gasified liquefied natural gas (“LNG”) import terminal near Saint John, New Brunswick, to markets in the northeastern United States. Brunswick Pipeline entered into a 25 year firm service agreement commencing in July 2009 with Repsol Energy Canada. The pipeline is considered a Group II pipeline regulated by the National Energy Board (“NEB”). The NEB Gas Transportation Tariff is filed by Brunswick Pipeline in compliance with the requirements of the NEB Act and sets forth the terms and conditions of the transportation rendered by Brunswick Pipeline.

Regulatory Assets and Liabilities

Regulatory assets represent incurred costs that have been deferred because it is probable that they will be recovered through future rates or tolls collected from customers. Management believes that existing regulatory assets are probable of recovery either because the Company received specific approval from the appropriate regulator, or due to regulatory precedent set for similar circumstances. If management no longer considers it probable that an asset will be recovered, the deferred costs are charged to income.

Regulatory liabilities represent obligations to make refunds to customers or to reduce future revenues for previous collections. If management no longer considers it probable that a liability will be settled, the related amount is recognized in income.

Regulatory assets and liabilities as at December 31 consisted of the following:

millions of Canadian dollars	2011	2010
Regulatory assets
Deferred income tax regulatory asset	$94.8	$64.8
Regulated fuel adjustment mechanism	93.7	92.9
Unamortized defeasance costs	82.4	94.6
Deferrals related to derivative instruments	48.4	40.4
Pre-2003 income tax and related interest	42.0	56.9
Purchase power contracts	14.2	24.3
Seabrook nuclear project	11.8	14.3
Pension and postretirement medical plan	9.7	11.6
Deferral of income and capital taxes not included in Q1 2005 rates	7.8	10.0
Smart Grid	7.4	4.8
Stranded cost revenue & purchase power reconciliation deferrals	5.7	5.3
Deferral of demand side management	5.4	7.5
Hydro-Quebec Obligation	5.4	5.7
Asset impairment recovery	4.7	-
Deferred leasing costs	4.4	-
Other	16.0	12.3
	$453.8	$445.4
Current	$141.6	$90.5
Long-term	312.2	354.9
Total regulatory assets	$453.8	$445.4
Regulatory liabilities
Self-Insurance Fund	$64.7	-
Deferrals related to derivative instruments	45.6	$64.1
Deferred income tax regulatory liabilities	19.5	36.6
2010 renewable tax benefits deferral	-	14.5
Other	1.2	5.0
	$131.0	$120.2
Current	$23.9	$55.0
Long-term	107.1	65.2
Total regulatory liabilities	$131.0	$120.2

Deferred Income Tax Regulatory Asset and Liability

To the extent deferred income taxes are expected to be recovered from or returned to customers in future rates, a regulatory asset or liability is recognized.

Regulated Fuel Adjustment Mechanism

As discussed in Note 5, the UARB approved the implementation of a FAM for NSPI effective January 1, 2009. The change in the FAM balance for the years ended December 31 consisted of the following:

millions of Canadian dollars	2011	2010
Balance, January 1	$92.9	$(9.9)
Under recovery of current year fuel costs	35.1	76.6
(Recovery from) rebate to customers of prior years’ fuel costs	(26.6)	22.4
Application of the deferral related to tax benefits from 2010	(14.5)	-
Interest revenue on FAM balance	6.8	3.8
Balance, December 31	$93.7	$92.9

Unamortized Defeasance Costs

Upon privatization in 1992, NSPI became responsible for managing a portfolio of defeasance securities held in trust, which as at December 31, 2011, totaled $1.0 billion (2010 – $1.0 billion). The excess of the cost of defeasance investments over the face value of the related debt is deferred on the balance sheet and amortized over the life of the defeased debt as permitted by the UARB.

Deferrals Related to Derivative Instruments

NSPI defers changes in fair value of derivatives that are documented as economic hedges, and for which the NPNS exception has not been taken as a regulatory asset or liability as approved by the UARB. The gain or loss is recognized when the derivatives settle in fuel for generation and purchased power, other expenses, inventory or property, plant and equipment, depending on the nature of the item being economically hedged.

Pre-2003 Income Tax and Related Interest

NSPI has a regulatory asset related to pre-2003 income taxes that have been paid, but not yet recovered from customers as a result of capital cost allowance deductions NSPI claimed in its corporate income tax return that were disallowed in a Supreme Court decision. NSPI applied to the UARB to include recovery of these costs in customer rates. In February 2007, the UARB approved recovery of this regulatory asset over eight years, commencing April 1, 2007.

In January 2010, NSPI reached an agreement with stakeholders on its calculation of the Company’s regulated ROE. The agreement provides NSPI with flexibility in amortizing its pre-2003 income tax regulatory asset such that NSPI has flexibility in recognizing additional amortization in current periods and reducing amortization in future periods. The approval of the 2012 General Rate Decision provided continuation of this flexibility. For the year ended December 31, 2011, NSPI recorded an additional discretionary $0.1 million (2010 – $4.8 million) of regulatory amortization expense.

Power Purchase Contracts

Bangor Hydro has power purchase contracts, which it was required to negotiate when oil prices were high, with several independent power producers. Bangor Hydro attempted to alleviate the adverse impact of these high-cost contracts and in doing so incurred costs to restructure certain of the contracts. The MPUC has allowed Bangor Hydro to defer these costs and recover them in stranded cost rates. The contract restructuring costs are being recovered over a 20-year period ended in June 2018. In 2011, Bangor Hydro entered into a 20-year power purchase contract with a wind farm to purchase 20 percent of the energy generated. As with the Company’s other power purchase contracts, the MPUC has allowed Bangor Hydro full cost recovery for this contract.

Seabrook Nuclear Project

Bangor Hydro and MPS were participants in the Seabrook nuclear project in Seabrook, New Hampshire. In 1986 Bangor and MPS sold their respective interests with a combined cost of approximately $179.1 million. Both companies reached separate agreements with the MPUC providing for the recovery through customer rates of, in Bangor Hydro’s case 70 percent of 1984 year-end investment in Seabrook Unit 1 over 30 years ending in October 2015 and in MPS’s case, 60 percent costs associated with Seabrook Units 1 and 2 over 30 years ending in 2016.

Pension and Postretirement Medical Plan

As a result of purchase accounting, all unrecognized actuarial gains and losses, prior service cost, and the net transition asset/liability associated with the pension and postretirement medical benefit plans were eliminated as a result of the BHE and MPS mergers with Emera. As a result of regulatory accounting, a regulatory asset of $30 million, equal to these unrecognized amounts was established at the merger dates. BHE and MPS are amortizing the regulatory asset balance over the same period at which the corresponding gains and losses were being amortized when they were a component of pension and postretirement benefit expense.

Deferral of Income and Capital Taxes Not Included in Q1 2005 Rates

The UARB agreed to allow NSPI to defer taxes not reflected in rates for the period January 1, 2005 until April 1, 2005, the date when new rates became effective. As a result, NSPI deferred $16.7 million, consisting of $4.5 million of provincial and federal grants and $12.2 million in income taxes. The UARB approved recovery of this regulatory asset over eight years, commencing April 1, 2007.

Smart Grid

In 2010, BHE received an Accounting Order from the MPUC which allowed for the deferral of costs associated with the BHE’s Smart Grid project for future recovery.

Stranded Cost Revenue & Purchased Power Reconciliation deferral

Bangor Hydro and MPS have full recovery of stranded cost revenues and expenses, with deferral of variances between actual amounts and those used to set rates. Stranded cost rates are adjusted periodically to account for these cost deferrals.

Deferral of Demand Side Management

The UARB agreed to allow NSPI to defer up to $12.8 million of demand side management expenditures for the period January 1, 2008 through December 31, 2009, to be recovered in rates over six years commencing January 1, 2009.

Hydro-Quebec Obligation

The obligation associated with Hydro-Quebec represents the estimated present value of Bangor Hydro’s estimated future payments for net costs associated with ownership and operation of the Hydro-Quebec intertie between the New England utilities and Hydro-Quebec. The obligation has been recognized in other liabilities and the MPUC has permitted recovery of this obligation. The regulatory asset and obligation are being reduced as expenses are incurred with the reduction of the regulatory asset amortized to purchase power expense.

Asset Impairment Recovery

On July 14, 2011, GBPA approved the recovery of a $4.7 million asset impairment charge recorded in 2010. As a result, the charge was reversed through earnings in Q3, 2011, and instead recorded as a regulatory asset which will be amortized into income over a 25 year period commencing upon completion of the new 52 MW diesel generation unit scheduled to be on line mid-2012.

Deferred Leasing Costs

On April 12, 2011, GBPA approved as part of the fuel surcharge the recovery of the net costs of leasing the temporary generation required to meet peak demand for electricity until the commission of a new 52 MW power plant. The amount by which the actual cost of the temporary generation exceeds what has been recovered through the fuel surcharge has been recorded as a regulatory asset which will be amortized into income.

Self-Insurance Fund

LPH has established a self-insurance fund (“SIF”) primarily for the purpose of building a fund to cover risk against damage and consequential loss to certain generating, transmission and distribution systems. LPH holds a variable interest in the SIF for which it was determined that LPH was the primary beneficiary and, accordingly, the SIF must be consolidated by LPH. In its determination that LPH controls the SIF, management considered that in substance the activities of the SIF are being conducted on behalf of LPH’s subsidiary BLPC and BLPC, alone, obtains the benefits from the SIF’s operations. Additionally, because LPH, through BLPC, has rights to all the benefits of the SIF, it is also exposed to the risks related to the activities of the SIF. The SIF Fund assets are not available to the Company for use in its operations.

2010 Renewable Tax Benefits Deferral

In 2010, the UARB granted NSPI approval to defer certain tax benefits related to renewable energy projects arising in 2010. In 2011, the UARB approved an agreement NSPI reached with stakeholders to apply the deferral against the FAM regulatory asset, which reduced the FAM regulatory asset effective January 1, 2011. The application of the deferral reduced the amount of the FAM balance outstanding with the reduction applied to the amount that would otherwise be recovered from customers in 2012.